SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 19, 2002



                             Nittany Financial Corp.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                   0-32623                23-2925762
----------------------------       -------------          ----------------------
(State or other jurisdiction       (SEC File No.)            (IRS Employer
of incorporation)                                         Identification Number)



116 East College Avenue, State College, Pennsylvania              16801
----------------------------------------------------              -----
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:          (814) 234-7320
                                                             --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5. Other Events
------- ------------

          On December 19, 2002, Nittany Financial Corp. entered into an agreement to acquire Vantage Investment Advisors, LLC. For further information, see Exhibit 99, attached hereto.

Item 7. and Item 9. Financial  Statements,  Pro Forma Financial  Information and
------------------- ------------------------------------------------------------
                    Exhibits; Regulation FD Disclosure
                    ----------------------------------

          (c)     Exhibits

                  Exhibit 99 --     Press Release

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      Nittany Financial Corp.


Date:    December 20, 2002            By: /s/David Z. Richards, Jr.
                                          --------------------------------------
                                          David Z. Richards, Jr.
                                          President and Chief Executive Officer
                                          (Duly Authorized Officer)